FOURTH AMENDMENT TO PARTICIPATION AGREEMENT

Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation hereby agree to amend the Participation Agreement (“Agreement”) dated May 1, 2000, as amended.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.	Replacing Schedule A of the Agreement in its entirety with the attached Schedule A.

2.	All other terms of the Agreement shall remain in full force and effect.

IN WJTNESS WHEREOF, the parties have hereto affixed their respective authorized officer’s signatures, intending that this Amendment be effective as of the 15th day of May, 2005.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Timothy N. Vander Pas

Name:	Timothy N. Vander Pas

Title:	Assistant Vice President

VARIABLE INSURANCE PRODUCTS FUND
By:	/s/ Christine Reynolds

Name:	Christine Reynolds

Title:	Treasurer, Senior Vice-President

FIDELITY DISTRIBUTORS CORPORATION

By:	/s/

Title:	Executive Vice-President

SCHEDULE A

Separate Accounts and Associated Contracts & Products

Name of Separate Account and	Policy Form Number of Contracts
Date Established by Board of Duectors	Funded by Separate Account

Allstate Life Insurance Company of New York	Allstate Provider Variable Annuity
Separate Account A	Form Number- NYLU446
December 15, 1995
Allstate Custom Portfoho Variable Annuity
Form Number- ?\YLU446

Select Directions Variable Annuity
Fom1 Number- NYLU446

Allstate Pronder Ultra Variable Annuity
Form Number -l’\‘r’LU515

Allstate Custom Portfoho Plus Variable Annuity
Fom1 Number- N’r’LU5!5

Allstate Vanable Annuity B-Share
Form Number- PA126?\Y

Allstate Vanable Annuity L-Share
Form Number- PA1301\Y

Allstate Life of New York Life	Consultant Accumulator NY
Separate Account A	(NYLU599)

Consultant Protector “iY
(NYLlJ59SJ

FOURTH AMENDMENT TO PARTICIPATION AGREEMENT

Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation hereby agree to amend the Participation Agreement (“Agreement”) dated May 1, 2000, as amended.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.     Replacing Schedule A of the Agreement in its entirety with the attached Schedule A.

2.     All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized officer’s signatures, intending that this Amendment be effective as of the 1st day of May, 2005.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By:	/s/ Timothy N. Vander Pas

Name:	Timothy N. Vander Pas

Title:	Assistant Vice President

VARIABLE INSURANCE PRODUCTS FUND II

By /s/ Christine Reynolds

Name:	Christine Reynolds

Title:	Treasurer, Senior Vice-President

FIDELITY DISTRIBUTORS CORPORATION

By:	/s/ Bill Loelming

Name:	Bill Loelming

Title:	Executive Vice-President

SCHEDULE A

Separate Accounts and Associated Contracts & Products

Name of Separate Account and	Policy Form Number of Contracts
Date Established by Board of Directors	Funded by Separate Account

Allstate Life Insurance Company of New York	Allstate Provider Variable Annuity
Separate Account A	Fonn Number- NYLU446
December 15, 1995
Allstate Custom Portfolio Variable Annuity
Form Number- NYLU446

Select Directions Variable Annuity
Form Number- NYLU446

Allstate Provider Ultra Variable Annuity
Form Number- NYLU515

Allstate Custom Portfolio Plus Variable Annuity
Form Number -1\YLU515

Allstate Variable A1muity B-Share
Form Number- PA126)JY

Allstate Variable A1muity L-Share
Fonn Number- PA130NY

Allstate Life of New York Life	Consultant Accumulator NY
Separate Account A	(l’\YLC599)

Consultant Protector KY
C YLU598)

FOURTH AMENDMENT TO PARTICIPATION AGREEMENT

Allstate Life Insurance Company of New York, Variable Insurance Products Fund III and Fidelity Distributors Corporation hereby agree to amend the Participation Agreement (“Agreement”) elated May 1, 2000, as amended.

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1.     Replacing Schedule A of the Agreement in its entirety with the attached Schedule A.

2.     All other terms of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereto affixed their respective authorized officer’s signatures, intending that this Amendment be effective as of the }51 clay of May, 2005.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

By: /s/ Timothy N. Vander Pas

Name:	Timothy N. Vander Pas

Title:	Assistant Vice President

VARIABLE INSURANCE PRODUCTS FUND III

By /s/ Christine Reynolds

Name:	Christine Reynolds

Title:	Treasurer, Senior Vice-President

FIDELITY DISTRIBUTORS CORPORATION

By:	/s/ Bill Loehning

Name:	Bill Loehning

Title:	Executive Vice-President

SCHEDULE A

Separate Accounts and Associated Contracts & Products

Name of Separate Account and	Policy Form Number of Contracts
Date Established by Board of Directors	Funded by Separate Account

Allstate Life Insurance Company of ew York	Allstate Provider Variable Annuity
Separate Account A	Form Number- l\‘YLU446
December 15, 1995
Allstate Custom Portfolio Variable Annuity
Form Number- NYLU446

Select Directions Variable Annuity
Form Number- NYLU446

Allstate Provider Ultra Variable Annuity
Form Number- KYLU515

Allstate Custom Portfolio Plus Variable Annuity
Form Number- NYLU515

Allstate Variable Annuity B-Share
Form Number- PA126NY

Allstate Variable Annuity L-Share
Form Number- PA130NY

Allstate Life of New York Life	Consultant Accumulator NY
Separate Account A	(NYLU599)

Consultant Protector NY
(KYLU598)